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                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

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                                    FORM  8-K

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                                 CURRENT  REPORT
                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                         SECURITIES  EXCHANGE  ACT  OF  1934


       Date  of  Report  (Date  of  earliest  event  reported): February 8, 2001


                        COMMISSION FILE NUMBER:  027455


                                AIRGATE  PCS,  INC.
             (Exact  name  of  registrant  as  specified  in  its  charter)



       DELAWARE                                         58-2422929
      ----------                                        ----------
(State or other jurisdiction                     (IRS Employer Identification
  of incorporation or organization)                      Number)


               HARRIS  TOWER,  233  PEACHTREE  STREET  N.E.,  SUITE  1700
                             ATLANTA,  GEORGIA  30303
                    (Address  of  Principal  Executive  Offices)


                                  404-525-7272
              (Registrant's  telephone  number,  including  area  code)



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


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits



         Exhibit  No.       Description
         -----------       -----------

              99           Slides  Presented  at  Legg Mason Investor
                           Conference at 3:20 p.m., EST, on February 9, 2001.



ITEM  9.  REGULATION  FD  DISCLOSURE.

         See the slides attached as Exhibit 99, which are being presented at Legg Mason's Investor Conference held at 3:20 p.m., EST, on February 9,
2001.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AIRGATE  PCS,  INC.
                                            (Registrant)


Date:  February 8, 2001                       By:  /s/  Alan  B.  Catherall
                                                --------------------------------
                                                 Name:  Alan  B.  Catherall
                                                 Title:  Chief Financial Officer

                                INDEX  TO  EXHIBITS


Exhibit                      Description                                Page
No.
-------                      -----------                               -------


99         Slides  presented  at  the  Legg Mason  Investor
           Conference  held  at  3:20  p.m.,  EST,  on  February 9, 2001.